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                                                                    EXHIBIT 23.3

             CONSENT OF DELOITTE & TOUCHE LLP, INDEPENDENT AUDITORS
                            FOR CAMPING WORLD, INC.
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                                                                    EXHIBIT 23.3

                         INDEPENDENT AUDITOR'S CONSENT

    We consent to the use in this Registration Statement of Affinity Group Holdings, Inc. on Form S-4 of our report (relating to the financial statements of Camping World, Inc.) dated November 22, 1996 (April 2, 1997 with respect to
Note 14), appearing in the Prospectus, which is a part of this Registration Statement.

    We also consent to the reference to us under the heading "Experts" in such Prospectus.

DELOITTE & TOUCHE LLP
Nashville, Tennessee
May 1, 1997